                                                                   EXHIBIT 10.17
                             1997 STOCK OPTION PLAN

1.    Purpose

      The purpose of this 1997 Stock Option Plan (the "Plan") is to advance the
                                                       ----
interests of IA Holdings Corp., a Delaware corporation the name of which is to be changed to Iron Age Holdings Corporation (the "Company"), by enhancing the
                                                  -------
ability of the Company and its Subsidiaries to attract and retain directors, employees, consultants or advisers who are in a position to make significant contributions to the success of the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company. The Plan provides for the award of options to purchase shares of the Company's Common Stock, par value $.01 per share (the "Stock").
 -----

     Options granted pursuant to the Plan may be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended to qualify as an
                   ----
incentive stock option being referred to herein as an "incentive option"), or
                                                       ----------------
options that are not incentive options, or both. Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

2.   ELIGIBILITY FOR AWARDS

     Persons eligible to receive awards under the Plan shall be all directors, including directors who are not employees, of the Company and all executive officers of the Company and its Subsidiaries and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options. Persons selected for awards under the Plan are referred to herein as "participants".
 ------------

3.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors (the "Board") of
                                                                    -----
the Company or, if applicable, its successors. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options to such participants as the Board may select; (b) to determine the time or times when awards shall be granted and the number and type of Option Shares (as defined below) subject to each award; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each award; (e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time
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to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and any award granted hereunder and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan or any award granted hereunder. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify); provided, however, that except as expressly provided in the Plan or in an award granted hereunder, the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent.

     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all
                                         ---------
references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4.   EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which it is approved by the shareholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by such shareholders.

     No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

5.   SHARES SUBJECT TO THE PLAN

     (a) Number of Shares. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered upon the exercise of awards granted under the Plan (the "Option Shares") shall be 20,244.70;
                                       -------------
11,527.78 of which shall be for Series A Options and 8,716.92 of which shall be for Series B Options. Each award granted under the Plan shall be designated as a Series A Option, a Series B Option, or any combination of the foregoing. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants of awards for Option Shares, within the limits set forth in this
Section 5(a).

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     (b)  Stock to be Delivered. Stock delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c)  Changes in Stock.   In the event the Company (i) pays a dividend on
the Stock in shares of Stock or makes a distribution on the Stock in shares of Stock, (ii) subdivides its outstanding shares of Stock into a greater number of shares, (iii) combines its outstanding shares of Stock into a smaller number of shares, (iv) makes a distribution on the Stock in shares of its capital stock other than Stock, (v) issues by reclassification of its Stock any shares of its capital stock, or (vi) changes its capital stock, then the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all Persons.

     The Board may also adjust the number of shares subject to outstanding awards and the exercise price and other terms of outstanding awards, to take into consideration (i) any change in the fiscal year of the Company, (ii) any change in accounting practices or principles of the Company or its Subsidiaries,
(iii) extraordinary dividends, (ii) any direct or indirect acquisition by the Company or its Subsidiaries of any business enterprise (whether by merger, consolidation, share exchange, sale or acquisition of stock or assets or similar transaction) or any internal development or expansion of any business by the Company or its Subsidiaries, (iii) any merger or combination involving the Company or any of its Subsidiaries and any Affiliate of the Company or any direct or indirect acquisition of the Company or any of its Subsidiaries by any Affiliate of the Company, (iv) any additional capital contribution by Fenway Partners Capital Fund, L.P. ("Fenway") or its Affiliates to the Company or (v)
                              ------
any other event if it is determined by the Board that such adjustment is necessary, advisable or appropriate so that the options granted hereunder constitute a continuing incentive; provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the option within the meaning of Section 424(h) of the Code.

6.   TERMS AND CONDITIONS OF OPTIONS

     (a) Exercise Price of Options. The exercise price of each option shall be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any participant who at the time of grant owns directly, or by

                                      -3-
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reason of the attribution rules set forth in section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or Subsidiary corporations.

     (b) Duration of Options. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five
                -------------------
years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as the Board may specify at the time the option is granted.

     (c)  Exercise of Options.

     (1) Unless the Board shall specify other times at, and conditions upon, which an option shall become exercisable ("Vest"), options granted
                                                     ----
          pursuant to this Plan shall Vest as set forth in this Section
          6(c)(1).

               (i) Series A Options. Each Series A Option shall Vest entirely immediately on the date such Series A Option is granted but shall not be exercised by any recipient prior to December 31, 1997.

               (ii) Series B Options.

                       (A) (I) With respect to 64.91% of the Option Shares for
               which a Series B Option has been granted (the "Basic B Option
                                                              --------------
               Shares"), such Series B Option shall Vest as to 20% of the
               ------
               Basic B Option Shares (the "Annual Portion") on the Release
                                           --------------
               Date (as defined in Section 10) with respect to each of the fiscal years ending on the dates listed below if the Actual Earnings (as defined in Section 10) for such fiscal year shall equal or exceed the amount set forth below opposite such fiscal year (each, "Target Earnings") :
                                   ---------------

               Fiscal Year Ending on the        Target
               last Saturday in January         Earnings
               ------------------------         --------

                       1998                     $19,800,000
                       1999                     $21,400,000
                       2000                     $23,300,000
                       2001                     To be determined by the Board
                       2002                     To be determined by the Board

               For any fiscal year (a "Shortfall Year") in which the Actual
                                       --------------
               Earnings fail to equal or exceed the Target Earnings for such fiscal year as set forth

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               above, such Series B Option shall expire with respect to the
               Annual Portion for such Shortfall Year on the Release Date with respect to such Shortfall Year; provided, however, that if the
                                               --------  -------
               Actual Earnings for such Shortfall Year exceed 90% of the Target Earnings for such Shortfall Year as set forth above, such Series B Option shall Vest at the Release Date for such Shortfall Year as to the Annual Portion for such Shortfall Year in increments of one-tenth of such Annual Portion for each 1% (or portion thereof) of the Target Earnings for such Shortfall Year by which Actual Earnings for such Shortfall Year exceed 90% of the Target Earnings for such Shortfall Year; and provided, further, that if
                                                     --------  -------
               the amount of Actual Earnings for the fiscal year next succeeding such Shortfall Year (a "Subsequent Year") equals or exceeds the
                                       ---------------
               sum of (x) the Target Earnings for such Subsequent Year as set forth above plus (y) the amount by which Target Earnings for such Shortfall Year as set forth above exceeded Actual Earnings for such Shortfall Year, the Annual Portion for such Shortfall Year shall, to the extent not already Vested under the provisions of the first proviso to this sentence, Vest at the Release Date for such Subsequent Year. In no event shall such Series B Option for Basic B Option Shares Vest (x) with respect to any fiscal year as to more than the sum of the Annual Portion for such fiscal year plus such portion of the Annual Portion for the preceding year as shall not previously have become Vested, or (y) with respect to all fiscal years as to more than the aggregate of all Basic B Option Shares for which such Series B Option has been granted.

                     (II) If Fenway shall agree to sell or otherwise directly or indirectly transfer for value, whether by merger, consolidation, share exchange, sale or acquisition of stock or assets or similar transaction, its entire equity interest in the Company to a Person other than an Affiliate of Fenway (a "Sale
                                                                         ----
               Transaction") and the proceeds to be received by Fenway for the
               -----------
               common equity of the Company held by it pursuant to such Sale Transaction (net of any related expenses) shall equal or exceed the initial purchase price thereof plus the annual internal rate of return (the "IRR") set forth in the table below from the date
                               ---
               of original issuance of such common equity to the date of consummation of such Sale Transaction, then each Series B Option shall Vest (without duplication of any Vesting that has then occurred pursuant to Section 6(c)(1)(ii)(A)(I)) as hereinafter described as to the percentage of the Basic B Option Shares (set forth in the table below opposite the corresponding IRR) as to which the Series B Option has not theretofore expired, whether or not Vested (the "Early Sale Option"), it being understood that
                                -----------------
               any Basic B Option Shares as to which the Option has expired because of the occurrence of a Shortfall Year but which might subsequently become

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               Vested under the provisions of Section 6(c)(1)(ii)(A)(I) hereof relating to the Subsequent Year shall be deemed expired for purposes of determining the number of shares as to which such Early Sale Option may be exercised:


                                                    Percent of
                                                    ----------
                         IRR                  Series B Option Shares
                         ---                  ----------------------

                     Less than 23%                     0%

                  23% to less than 24%                 20%

                  24% to less than 25%                 30%

                  25% to less than 26%                 60%

                  26% to less than 27%                 80%

                     27% or more                       100%


                         (III) Such Early Sale Option shall be exercisable in whole or in part during the period (i) beginning on the date (not later than the twentieth (20th) day prior to the date of consummation of the Sale Transaction) on which the Company shall furnish the Employee a notice (an "Early Sale Notice") setting
                                                  -----------------
               forth the projected date of consummation of the Sale Transaction, the minimum price per share of Common Stock for the Sale Transaction and the number of shares, if any, as to which such Early Sale Option is exercisable by virtue of such Sale Transaction and (ii) ending on the date (not earlier than the fifteenth (15th) day following the delivery of such Early Sale Notice) as the Company may specify in such Early Sale Notice (the "Early Sale Option Exercise Period"). To the extent such Early
                ---------------------------------
               Sale Option with respect to any proposed Sale Transaction shall not have been exercised on or prior to the expiration of such Early Sale Option Exercise Period with respect to such proposed Sale Transaction, such Early Sale Option with respect to such proposed Sale Transaction shall expire and terminate. The Company may at any time following the delivery of an Early Sale Notice with respect to a proposed Sale Transaction furnish the Employee a further notice informing the Employee of Fenway's intent not to proceed to the consummation of such proposed Sale Transaction, whereupon such Early Sale Option with respect to such proposed Sale Transaction shall expire and terminate, whether or not previously exercised by the Employee, and the Company shall not in any event have any obligation

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               to issue any Option Shares pursuant to any exercise of such Early
               Sale Option except against payment by the Employee therefor simultaneously with the consummation of such Sale Transaction.

               (B) With respect to 35.09% of the Option Shares for which a Series B Option has been granted (the "Extra B Option Shares"),
                                                      ---------------------
               each Series B Option shall Vest as and to the extent set forth in this Section 6(c)(1)(ii)(B) only in connection with the consummation by Fenway of a Sale Transaction. If the proceeds to be received by Fenway for the common equity of the Company held by it pursuant to such Sale Transaction (net of any related expenses) shall equal or exceed the initial purchase price thereof plus the annual IRR set forth in the table below from the date of original issuance of such common equity to the date of consummation of such Sale Transaction, then such Series B Option shall Vest as to the percentage, set forth in the table below opposite the corresponding IRR, of the Extra B Option Shares:

                                                  Percent of
                                                  ----------
                         IRR                     Option Shares
                         ---                     -------------

                     Less than 31%                    0%

                   31% to less than 32%               20%

                   32% to less than 33%               30%

                   33% to less than 34%               60%

                   34% to less than 35%               80%

                   35% or more                        100%



               Such Series B Option shall be exercisable as to the percentage of the Extra B Option Shares specified above in whole or in part during the period (i) beginning on the date (not later than the twentieth (20th) day prior to the date of consummation of the Sale Transaction) on which the Company shall furnish the Employee a notice (a "Sale Notice") setting forth the projected date of
                            -----------
               consummation of the Sale Transaction, the minimum price per share of Common Stock for the Sale Transaction and the number of Extra B Option Shares, if any, as to which the Series B Option is exercisable by virtue of such Sale Transaction and (ii) ending on the date (not earlier than the fifteenth (15th) day following the delivery of such Sale Notice) as the Company may specify in such Sale Notice (the "Sale Exercise Period"). To the extent a Series
                                 --------------------
               B Option which Vests as set forth herein in connection with any proposed Sale

               Transaction shall not have been exercised on or prior to the expiration of the Sale Exercise Period with respect to such proposed Sale Transaction, such Series B Option for Extra B Option Shares with respect to such proposed Sale Transaction shall expire and terminate. The Company may at any time following the delivery of a Sale Notice with respect to a proposed Sale Transaction furnish the Employee a further notice informing the Employee of Fenway's intent not to proceed to the consummation of such proposed Sale Transaction, whereupon the Series B Option for Extra B Option Shares which Vested in connection with such proposed Sale Transaction shall no longer be Vested, whether or not previously exercised by the Employee, and the Company shall not in any event have any obligation to issue any Option Shares pursuant to any exercise of the Series B Option except against payment by the Employee therefor simultaneously with the consummation of such Sale Transaction.


          Without limiting the generality of the foregoing, the Board may specify a different time or times and different conditions with respect to the Vesting of any Series A Options and Series B Options Options granted in the same stock option award. In the case of an option not immediately Vested in full, the Board may at any time accelerate the time at which all or any part of the option may Vest.

    (2) During the participant's lifetime, an option may be exercised only by the participant (unless the participant is disabled and a legal representative has been appointed for the participant, in which event the option may be exercised on the participant's behalf by such legal representative). Following the death of the participant, an option may be exercised by the participant's estate or any trust established solely for the benefit of one or more of the participant's heirs (such estate and each such trust being referred to herein collectively as the "Estate"). Any Person entitled to exercise an option in accordance
               ------
          with the terms hereof and desiring to do so shall exercise an option by delivering a written notice to the Company signed by such Person and shall be accompanied by (i) such documents as may be required by the Board and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised. Such notice shall state the number of shares in respect to which such option is being exercised and shall contain the acknowledgment and agreement of the participant (or the Estate or the participant's legal representative, if applicable) that such shares of Stock are subject to the Stockholders Agreement.

     (3) In the case of an option that is not an incentive option, the Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any certificates representing Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock owned by such individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

          In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     (4) If an option is exercised by the executor or administrator of a deceased participant, or by the Person or Persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the Person or Persons exercising the option.

     (d) Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for in cash or by certified check, bank draft or money order payable to the order of the Company or by any other method of payment as the Board may allow from time to time.

     (e) Rights as Stockholder; Delivery of Stock. A participant shall not have the rights of a shareholder with regard to awards under the Plan unless and until a certificate or certificates representing the purchased shares of Stock are duly issued and delivered to the participant. No adjustment shall be made for dividends or other rights for which the record date is prior to the date upon which such stock certificate is issued.

     Upon exercise of an option, the Company shall not be obligated to deliver any certificates representing the Stock (i) until, in the opinion of the Company's counsel, the Act and all other applicable federal, state and foreign laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance and (iii) until all other legal matters in connection with the issuance and delivery of such Stock have been approved by the Company's counsel. If the sale of Stock has not been registered under the Act, the Company may require, as a condition to exercise of the option, (A) such representations, warranties or agreements as the Company may deem necessary or desirable in order or assure compliance with the Act and all other applicable federal, state and foreign laws and regulations or as may otherwise be reasonably requested by the Company and (B) that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (f) Nontransferability of Awards; Transfer of Stock. No award may be transferred other than by will or by the laws of descent and distribution. In the absence of an effective registration statement under the Act relating thereto, the Company shall not be required to register a transfer of Stock purchased upon the exercise of an award hereunder on its books unless the Company shall have been provided with a legal opinion satisfactory to it in form and substance from counsel reasonably satisfactory to it prior to such transfer that registration under the Act is not required in connection with the transaction resulting in such transfer. Each certificate evidencing such Stock or issued upon any transfer of such Stock shall bear an appropriate restrictive legend, except that such certificate shall not bear such a restrictive legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with the provisions of the Act. Nothing in this paragraph shall modify or otherwise effect the provisions applicable to the Option Shares under, or the obligations of the participants pursuant to, the Stockholders Agreement.

     (g) Death. Except as set forth in a stock option award, if a participant dies, each award held by the participant immediately prior to death may be exercised, to the extent it was Vested immediately prior to death, by his executor or administrator, or by the Person or Persons to whom the award is transferred by will or the applicable laws of descent and distribution, at any time within the period ending 90 days after the participant's death but in no event beyond the Final Exercise Date. All awards held by a participant immediately prior to death that are not then Vested shall terminate on the date of death.

     (h) Other Termination of Service. Except as set forth in a stock option award, if an employee's employment with the Company and its Subsidiaries terminates for any reason, other than death, all awards held by the employee that are not then Vested shall terminate. Except as set forth in a stock option award, awards that are Vested on the date employment terminates shall continue to be exercisable for a period of 30 days (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the employee was discharged for Cause in which event the Board may terminate such awards immediately upon the employee's discharge. After completion of such 30 day period, such awards shall terminate to the extent not previously exercised, expired or terminated, unless otherwise specified in the stock option award. For purposes of this Section 6(h), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a Subsidiary or between Subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an award in a transaction to which section 424(a) of the Code applies.

     In the case of a participant who is not an employee, provisions relating to the exercisability of awards following termination of service shall be specified in the stock option award. If not so specified, all awards held by such participant that are not then Vested shall terminate upon termination of service. Awards that are Vested on the date the participant's service terminates shall continue to be exercisable for a period of 30 days (or such longer period as the Committee may determine, but in no event beyond the Final Exercise Date) unless the participant's service was terminated for Cause. After completion of such period, such awards shall terminate to the extent not previously exercised, expired or terminated.

     Except as set forth in a stock option award, the following events or conditions, as determined by the Board in its reasonable judgment, shall constitute "Cause" for termination: (i) the conduct of a participant in the
            -----
performance of his duties and responsibilities in a manner materially adverse to the Company or any of its Subsidiaries or shareholders; (ii) an undisclosed material conflict of interest or any other material breach by a participant of any of the provisions of any employment, nondisclosure/noncompete/inventions or other agreement, if any, between such participant and the Company or any of its Subsidiaries, (iii) fraud, embezzlement or other material dishonesty with respect to the Company or any of its Subsidiaries or shareholders, (iv) conviction of, or plea of nolo contendere to, any felony or any other crime involving dishonesty or moral turpitude or (v) failure to execute a directive of a participant's superior or the Board (if such directive is consistent with such participant's position and not in violation of generally accepted moral, ethical or professional standards); provided, however, that if such participant is party to a written employment agreement with the Company or its Subsidiaries containing a definition of "cause" for termination of employment, then, with respect to such participant, such alternative definition shall govern for purposes of this Plan..

     (i) Mergers, etc. Except as set forth in a stock option award, in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding capital stock by a single Person or entity or by a group of Persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding awards shall thereupon terminate, provided that at least 10 days prior to the effective date of any such merger, consolidation or sale of assets, the Board, in its sole discretion, may either (i) make all outstanding awards exercisable immediately prior to consummation of such merger, consolidation or sale of assets or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant to participants replacement awards which in the case of incentive awards satisfy, in the determination of the Board, the requirements of section 424(a) of the Code. The Board may grant awards under the Plan in substitution for awards held by employees, consultants or advisers of another corporation who concurrently become employees, consultants or advisers of the Company or a Subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a Subsidiary of the Company, or as the result of the acquisition by the Company or a Subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

7.   EMPLOYMENT RIGHTS

     Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as a director of, an employee of, or consultant or adviser to, the Company or any parent or Subsidiary or affect in any way the right of the Company or parent or Subsidiary to terminate such participant at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

8.   CERTAIN DETERMINATIONS AND MODIFICATIONS.

     Determinations of the amount of Actual Earnings, IRR and all other matters in connection with this Plan and Options granted hereunder shall be made in good faith by the Board of Directors and such determination, if made in good faith, shall be conclusive and binding upon all the parties. In the event of any direct or indirect acquisition by the Company or any of its Subsidiaries of any business enterprise (an "Acquired Business") for an aggregate purchase price in
                         -----------------
excess of $2,000,000, whether by merger, consolidation, share exchange, sale or acquisition of stock or assets or similar transaction, financed in whole or in part, directly or indirectly, from or in anticipation of any part of the proceeds of any indebtedness directly or indirectly incurred or to be incurred or any equity or other securities directly or indirectly issued or to be issued by Company or any of its Subsidiaries or Affiliates (an "Acquisition
                                                         -----------
Transaction"), each participant shall, if requested by the Company, make such
-----------
amendments and modifications hereto as may be necessary or appropriate to ensure that the participant's right to receive, and the Vesting of, any Option Shares hereunder depends upon the results of operations of Company and its Subsidiaries in existence on February 26, 1997 as of immediately prior to such Acquisition Transaction on a stand alone basis, without any augmentation or reduction by the operating results of any Acquired Business as a result of such Acquisition Transaction.

9.   EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

     The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of Section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards; provided, however, that except as
                                             --------  -------
expressly provided in the Plan or in an award granted hereunder, no such amendment shall adversely affect the rights of any participant (without his or her consent) under such award.

10.  DEFINITIONS

     When used in the Plan, the following terms shall have the meanings specified:

     "Acquired Business" shall have the meaning set forth in Section 8 hereof.
      -----------------

     "Acquisition Corp." shall have the meaning set forth in Section 10
      -----------------
hereof.

     "Acquisition Transaction" shall have the meaning set forth in Section 8
      -----------------------
hereof.

     "Actual Earnings" shall mean, for any period, the sum, determined on a
      ---------------
consolidated basis, of (a) net income (or net loss) measured on a first-in first-out method of accounting, (b) Interest Expense, (c) income tax expense,
(d) depreciation expense, (e) amortization expense, (f) extraordinary or unusual losses deducted in calculating net income less extraordinary or unusual gains added in calculating net income and non-cash expenses associated with any variable stock plan plus the management fee paid under the Management Agreement dated February 26, 1997 between Iron Age Corporation and Fenway Partners, Inc.,
(g) fees and expenses incurred by the Company and Acquisition Corp. in connection with the Acquisition Transactions and (h) directors fees and similar expenses in excess of $100,000 incurred by the Company at the direction of the members of the Board representing the majority stockholders of the Company, in each case determined in accordance with GAAP (as such term is defined in the Credit Agreement dated February 26, 1997 hereof among the Company, IAH Acquisition Corp. ("Acquisition Corp.") and the banks named therein).

     "Act" shall mean the Securities Act of 1933, as amended, and the rules
      ---
and regulations promulgated thereunder.

     "Affiliate" shall mean, with respect to any specified Person,  any other
      ---------
Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise).

     "Annual Portion" shall have the meaning set forth in Section 6(c) hereof.
      --------------

     "Basic B Option Shares" shall have the meaning set forth in Section 6(c)
      ---------------------
hereof.

     "Board" shall have the meaning set forth in Section 3 hereof.
       -----

     "Cause" shall have the meaning set forth in Section 6(h) hereof.
      -----

     "Code" shall have the meaning set forth in Section 1 hereof.
      ----

     "Committee" shall have the meaning set forth in Section 3 hereof.
      ---------

     "Company" shall have the meaning set forth in Section 1 hereof.
      -------

     "Early Sale Notice" shall have the meaning set forth in Section 6(c)
      -----------------
hereof.

     "Early Sale Option" shall have the meaning set forth in Section 6(c)
      -----------------
hereof.

     "Early Sale Option Exercise Period" shall have the meaning set forth in
      ---------------------------------
Section 6(c) hereof.

     "Estate" shall have the meaning set forth in Section 6(c) hereof.
      ------

     "Extra B Option Shares" shall have the meaning set forth in Section 6(c)
      ---------------------
hereof.

     "Fenway" shall have the meaning set forth in Section 5 hereof.
      ------

     "Final Exercise Date" shall have the meaning set forth in Section 6(b)
      -------------------
hereof.

     "incentive option" shall have the meaning set forth in Section 1 hereof.
      ----------------

     "Interest Expense" shall mean, for any period, the amount by which (i)
      ----------------
interest expense (including the interest component on obligations under capitalized leases but excluding (1) paid-in-kind interest, (2) commitment fees paid to lenders and (3) amortization of original issue discount created upon the issuance of debt), whether paid or accrued, on all debt of the Company and its Subsidiaries for such period, including, without limitation and without duplication, (a) interest expense in respect of debt resulting from advances under Iron Age Corporation's senior credit facility, (b) interest expense in respect of subordinated debt (other than paid-in-kind interest) and (c) any net payment payable in connection with currency or interest rate hedge agreements less any net credits received in connection with
                               ----
such hedge agreements exceeds (ii) interest income, whether paid or accrued, of the Company and its Subsidiaries for such period.

     "IRR" shall have the meaning set forth in Section 6(c) hereof.
      ---

     "Option Shares" shall have the meaning set forth in Section 5 hereof.
      -------------

     "participants" shall have the meaning set forth in Section 2 hereof.
      ------------

     "Person" shall mean any individual, partnership, corporation, company,
      ------
association, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

     "Plan" shall have the meaning set forth in Section 1 hereof.
      ----

     "Release Date" shall mean, with respect to a given fiscal year of the
      ------------
Company, the date on which the Company's audited financial statements for such fiscal year have been released to the shareholders of the Company.

     "Sale Exercise Period" shall have the meaning set forth in Section 6(c)
      --------------------
hereof.

     "Sale Notice" shall have the meaning set forth in Section 6(c) hereof.
      -----------

     "Sale Transaction" shall have the meaning set forth in Section 6(c)
      ----------------
hereof.

     "Series A Option" shall have the meaning set forth in Section 5 hereof.
      ---------------

     "Series B Option" shall have the meaning set forth in Section 5 hereof.
      ---------------

     "Shortfall Year" shall have the meaning set forth in Section 6(c) hereof.
      --------------

     "Stock" shall have the meaning set forth in Section 1 hereof.
      -----

     "Stockholders Agreement" shall mean the Stockholders Agreement dated as
      ----------------------
of February 26, 1997 among the Company and the other parties named therein, as amended, restated, supplemented or otherwise modified from time to time.

     "Subsequent Year" shall have the meaning set forth in Section 6(c)
      ---------------
hereof.

     "Subsidiary" means a corporation in which the Company owns, directly or
      ----------
indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

     "Target Earnings" shall have the meaning set forth in Section 6(c)
      ---------------
hereof.

     "Vest shall have the meaning set forth in Section 6(c) hereof.
      ----


February 26, 1997